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                        ANUALIDAD VARIABLE DEL DIRECTOR
                        HARTFORD LIFE INSURANCE COMPANY

SUPLEMENTO FECHADO EL 14 DE NOVIEMBRE DE 1996 PARA EL PROSPECTO DE LA ANUALIDAD
 VARIABLE DEL DIRECTOR FECHADO EL 1 DE MAYO DE 1996, CON REVISION EN VIGOR EL 9
                               DE AGOSTO DE 1996
Las estipulaciones bajo "Beneficio por Fallecimiento Garantizado" que aparecen en la pagina 15, se revisan para que digan lo siguiente:

        BENEFICIO POR FALLECIMIENTO GARANTIZADO: Si el Titular de la Anualidad muere antes de la Fecha de Comienzo de la Anualidad y no hay un Titular de la Anualidad Contingente sobreviviente designado, o si el Propietario del Contrato fallece antes de la Fecha de Comienzo de la Anualidad, el Beneficiario recibira lo que sea mayor entre (a) el Valor del Contrato determinado a la fecha en que Hartford Life reciba prueba escrita del fallecimiento de tal persona, (b) el 100% de los Pagos de Primas totales hechos a tal Contrato, menos cualesquier rescates anteriores, o (c) el Valor de Aniversario Maximo que anteceda inmediatamente la fecha del fallecimiento. El Valor de Aniversario Maximo es igual al Valor de Aniversario mas alto que se obtenga a partir de lo siguiente:

        A la fecha de recibo de la prueba debida de fallecimiento, la Compania calculara el Valor de Aniversario para cada Aniversario del Contrato previo a la fecha en que el fallecido cumplio los 81 anos de edad. El Valor de Aniversario es igual al Valor del Contrato en un Aniversario del Contrato, mas la suma en dolares de cualesquier pagos de primas hechos a partir de tal aniversario y menos la suma en dolares de cualesquier rescates parciales a partir de tal aniversario.

        Si el Titular de la Anualidad o Propietario del Contrato, segun sea aplicable, muere despues de la Fecha de Comienzo de la Anualidad, entonces el Beneficio por Fallecimiento igualara el valor presente de cualesquier pagos restantes de acuerdo con la Opcion de Anualidad seleccionada.

HV-2120